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                                                                    EXHIBIT 99.1



NEWS RELEASE                   GROUP 1 AUTOMOTIVE, INC.
                       950 Echo Lane, Suite 100 Houston, TX 77024
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AT GROUP 1:           Chairman, President and CEO   B.B. Hollingsworth, Jr.  (713) 647-5700
                      EVP, CFO and Treasurer        Scott L. Thompson        (713) 647-5700
                      Manager, Investor Relations   Kim Paper                (713) 647-5700


AT Fleishman-Hillard: Investors/Media               Russell A. Johnson       (713) 513-9515
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FOR IMMEDIATE RELEASE
THURSDAY, DECEMBER 12, 2002


           GROUP 1 AUTOMOTIVE REVISES 2002 AND 2003 EARNINGS GUIDANCE

HOUSTON, DECEMBER 12, 2002--GROUP 1 AUTOMOTIVE, INC. (NYSE: GPI), a Fortune 500 specialty retailer, today announced that it is revising its full-year 2002 diluted earnings per share guidance to $2.72 - $2.77 from $2.85 - $2.90, as well as full-year 2003 guidance to $3.10 - $3.30 from $3.25 - $3.35.

The Company is revising guidance based on preliminary data from October and November operations and overall market trends going into December. B.B. Hollingsworth Jr., Group 1's chairman, president and chief executive officer stated, "Although we are experiencing a softer vehicle market, the Company's business model will allow us to adjust our cost structure very rapidly; therefore, we are comfortable with our ability to achieve double-digit growth in full-year 2003 diluted earnings per share." This growth in 2003 is expected to be driven by a combination of dealership performance and acquisitions, as well as common stock repurchases as warranted.

ABOUT GROUP 1 AUTOMOTIVE, INC.

Group 1 owns 73 automotive dealerships comprised of 110 franchises, 29 different brands, and 24 collision service centers located in California, Colorado, Florida, Georgia, Louisiana, Massachusetts, New Mexico, Oklahoma and Texas. Through its dealerships and Internet sites, the Company sells new and used cars and light trucks; arranges related financing, vehicle service and insurance contracts; provides maintenance and repair services; and sells replacement parts.

     GROUP 1 AUTOMOTIVE CAN BE REACHED ON THE INTERNET AT WWW.GROUP1AUTO.COM

This press release contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include statements regarding our plans, goals, beliefs or current expectations, including those plans, goals, beliefs and expectations of our officers and directors with respect to, among other things:

     o    earnings per share for the years ending 2002 and 2003
     o business trends, including incentives, new vehicle sales, product cycles and interest rates

Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties. Actual results may differ materially from anticipated results in the forward-looking statements for a number of reasons, including:

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GROUP 1 AUTOMOTIVE, INC.
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     o    the future economic environment, including consumer confidence, interest rates, and manufacturer incentives, may affect the demand for new and used vehicles and parts and service sales
     o    regulatory environment, adverse legislation, or unexpected litigation
     o our principal automobile manufacturers, especially Ford, Toyota and GM, may not continue to produce or make available to us vehicles that are in high demand by our customers
     o requirements imposed on us by automobile manufacturers may affect our acquisitions and capital expenditures related to our dealership facilities
     o our dealership operations may not perform at expected levels or achieve expected improvements
     o we may not achieve expected future cost savings and our future costs could be higher than we expected
     o    our cost of financing could increase significantly
     o new accounting standards could materially impact our reported earnings per share
     o pending acquisitions may not be completed due to failure to satisfy closing conditions
     o    we may not reach agreement with additional acquisition candidates

This information and additional factors that could affect our operating results and performance are described in our Form 10-K for the year ended December 31, 2001.

All forward-looking statements attributable to us are qualified in their entirety by this cautionary statement.

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